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                                                                   Exhibit 10.10


                                                     INDUSTRIAL MULTIPLE TENANCY
                                                                       June 1978


THIS INDENTURE made this   14th   day of    June, 1995

IN PURSUANCE OF THE SHORT FORMS OF LEASES ACT

BETWEEN: GEARY INVESTMENTS LIMITED, IN TRUST", a company incorporated under the laws of the Province of Ontario, having its head office at the City of Toronto in the Municipality of Metropolitan Toronto
                       (hereinafter called the "Landlord")
                               OF THE FIRST PART:

                                     - and -

                  IKS CANADIAN KNIFE & SAW LTD., a company incorporated under the laws of the Province of Ontario

                        (Hereinafter called the "Tenant")
                               OF THE SECOND PART:

            WITNESSETH

Demise 1(a) That in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant to be paid, observed and performed, the Landlord hereby demises and leases to the Tenant, and the Tenant rents form the landlord, that designated portion, containing approximately 11,840 square feet (outside measurement ) Square feet shown outlined in red on the sketch attached hereto and marked as Schedule "A", of the building (the "Building") erected upon the lands and premises situate, lying and being in the City Of Mississauga in the Regional Municipality of Peel and municipality known as Unit #7, 1090 Aerowood Drive including in the demise of the premises aforesaid, the windows and exterior walls and to the center of the interior walls thereof (the said premises being hereinafter sometimes referred to as the "demised premises", the "premises", or, the "leased premises").

                  (B) The Tenant shall have the right, at all times, in common with others entitled thereto, to the use of the common driveways, parking areas, entrances and exits, roadways, pedestrian walkways, loading and unloading docks, service areas and all other common areas and facilities of the Building thereinafter referred to as the "common areas and facilities") provided from time to time by the Landlord. Provided the Landlord shall have the right to make all such changes, improvements or alterations at the Landlord may, in its sole discretion, form time to time decide in respect of the common areas and facilities, including, without limitation, the right to change the location and layout of the parking areas in accordance with the provisions of paragraph 29 hereof. The use of all common areas and facilities shall be subject to the provisions of this Lease and to the rules and regulations made by the Landlord with respect thereto from time to time.

Term 2(a) TO HAVE AND TO HOLD the demised premises, unless the term hereby demised shall be sooner terminated as hereinafter provided, for and during the term (the "Term") of three (3) years, to be computed from and inclusive of the 1st day of December , 19 95, and thenceforth next ensuing and to be fully complete and ended on the 30th day of November , 19 98.

                  (b) Provided, and it is hereby agreed, that, if due to the failure of the Landlord to complete construction or to make available the services which the Landlord is hereby obligated to furnish, the demised premises or any part thereof are not ready for occupancy by the Tenant on the date of commencement of the Term, no part of the rent or only a proportionate part thereof in the event that the Tenant shall occupy part of the demised premises, shall be payable for the period prior to the date when the entire demised premises are ready for occupancy and the full rent shall accrue only after such aforementioned date, and the Tenant hereby agrees to accept such abatement of rent in full settlement of any and all claims which the tenant may otherwise have by reason of the demised premised not being ready for occupancy on the date of the commencement of the term and in such event, the commencement and expiration dates of the Term shall be extended accordingly.. Provided further, that when the Landlord has completed construction of the premises and made available the aforesaid services, the Tenant shall not be entitled to any abatement of rent for any delay in occupancy due to the Tenant's failure to complete all installations or other work required to be completed by the Tenant in accordance with the provisions hereof or for the purpose of carrying on its business operations in the premises. The decision of the Landlords architect shall be final and binding upon both parties hereto as to whether or not the demised premises are ready for occupancy by the Tenant and, if necessary, as to the proportion of the premises that are available for occupancy.

                  (C) The Tenant shall, upon request of the Landlord execute an acknowledgment of the actual commencement date of the Term no later than the date on which the Tenant commences business in or form the premises. The tenant shall not have any right to occupy any part of the premises prior to the commencement date of the Tern, as aforesaid.

Use of
Premises 3. The Tenant shall use and occupy the demised premises only for Office, warehousing and wholesale distribution and light manufacturing And for no other purpose; provided the Tenant, in the use and occupation of the demised premises and in the prosecution or conduct of the foregoing business therein, shall comply with all requirements of all laws, ordinances, rules and regulations of the federal, provincial and municipal authorities and with any direction or certificate of occupancy issued pursuant to any laws by any public officer or officers. The Tenant shall not use or permit to be used any part of the demised premises for any dangerous, noxious, or offensive trade or business and will not cause or maintain any nuisance in, at, or, on the demised premises, and will not use any portion of the common areas for the conduct of its business but only for deliveries in the normal course of business and shall not permit any vehicle or object to obstruct same or be parked for any longer period than the Landlord deems reasonable.

Rent 4. YIELDING AND PAYING therefor yearly and every year during the Term hereby granted, without any deduction, defalcation or set-off whatsoever, the sum of FORTY- SEVEN THOUSAND, THREE-HUNDRED AND SIXTY DOLLARS ($47,360.00) ---- --------- of lawful money of Canada, to be paid in advance in equal consecutive monthly instalments of THREE THOUSAND, NINE-HUNDRED AND FORTY-SIX DOLLARS AND SIXTY-SEVEN CENTS ($3, 946.67) (payable???) on the first day of each and every month in each year during the term, together with all additional rent hereinafter reserved. If the Term commences on any day other than the first or ends on any day other than the last day of the month, all rents for the fractions of a month at the commencement and expiration of the ........

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        All payments required to be made by the Tenant under or in respect of this Lease shall be made to the Landlord at the Landlord's office at #510 25 Imperial St. Toronto M5P189 or to such agent or agents of the Landlord or such other place as the Landlord shall hereafter from time to time direct in writing to the Tenant.

        The Landlord hereby acknowledges receipt from the Tenant of the sum of $86,558.38 be applied (i) on account of all rentals, including all additional rent as herein provided, payable by the Tenant, as security for the due performance by the tenant of all the covenants and obligations on its part herein contained, the Landlord hereby reserving unto itself, at his sole discretion, to apply such sum to any damages resulting from default by the Tenant of any of its covenants and obligations hereto under or towards the payment or reduction of any claim of the Landlord against the Tenant.

        Any and all sums of money or charges required to be paid by the Tenant under this Lease shall be deemed and paid as additional rent, whether or not the same be designated as "additional rent" hereunder, or whether or not the sums be paid to the Landlord or otherwise, and all such sums shall be payable in lawful money of Canada without any deduction, set-off or balances whatsoever. Any additional rent provided for in this Lease, unless otherwise provided hereto, shall become due with the next installment of the monthly rent.

        If the Tenant shall fail to pay, when the same is due and payable, any rent or additional rent, such unpaid amount shall accrue interest from the due date thereof to the date of payment at the rate of two percent per month.

8.      THE TENANT COVENANTS WITH THE LANDLORD:

(a) To pay rent and additional rent in the manner and at the times herein reserved.

(b) That in each and every year during the Term, the Tenant shall pay an additional rent and discharge within 10 days after the same becomes due and payable all taxes, rates, duties and assessments and other charges that may be levied, rated, charged or assessed against or in respect of all improvements, equipment and facilities of the Tenant on or in the leased premises and every tax and license fee in respect of any and every business carried on thereon or therein or in respect of the use or occupancy thereof by the Tenant, and any and every subtenant (other than such taxes as corporate income, profits or excess profits taxes assessed upon the Income of the Landlord) whether any such assessment or license fees are charged by any federal, municipal, provincial, school or other bodies during the Term, and the Tenant will indemnify and keep indemnified the Landlord from and against payment for all loss, costs, charges and expenses, occasioned by or arising from any and all such taxes, levies, rates, duties, assessments, license fees and any and all taxes which may in the future be levied in lieu of such taxes and any loss, costs, charges and expenses suffered by the Landlord may be collected by the Landlord as rent with all rights of distress and otherwise as assessed to the Landlord in respect of rent in arrears. The Tenant further so covenants and agrees that upon the request of the Landlord, the Tenant will promptly deliver to the Landlord for inspection receipts for payment of all taxes, rates, duties, assessments and other charges in respect of all improvements, equipment and facilities of the Tenant on or in the leased premises which were due and payable up to one month prior to such request, and will furnish such other information in connection therewith as the Landlord may reasonably require. Provided further, if the Tenant or any subtenant of the Tenant shall elect to have the demised premises or any part thereof assessed for separate school taxes, the Tenant shall pay to the Landlord, as additional rent, as soon as the amount of such separate school taxes is ascertained, any amount by which the amount of separate school taxes exceeds the amount which would have been payable for school taxes had such election not been made by the Tenant.

(c)(1) That the Tenant will, as additional rent, in each and every year during the Term and within the time or times hereinafter provided, pay to the Landlord or to the taxing authorities as the Landlord may direct, and discharge, all taxes (including local improvement rates, impose charges or levies), rates, duties and assessments, whether general or special that may be levied, rated, charged or assessed against the leased premises or any part thereof, from time to time by any taxing authority, whether federal, provincial, municipal, school or otherwise and any taxes payable by the Landlord which are imposed in lieu of or as a substitute for any such property taxes. The Tenant agrees to provide the Landlord within ten days after demand therefor by the Landlord with a copy of any separate tax bills, and separate notices of assessment for the leased premises. The Tenant will, upon request, promptly deliver to the Landlord, receipts for payment of all such real property taxes paid to any such taxing authorities, as aforesaid, and will furnish and deliver all such other information in connection therewith as the Landlord may reasonably require.

  (2) In the event that there shall not be a separate assessment, for real property taxes made against the leased premises, the Tenant shall pay a share of such real property taxes (including local improvement rates) which may be levied or assessed by any lawful authority against the lands, buildings and improvements, including the outside common areas and facilities thereof, forming part of the Building within ten (10) days after demand therefor by the Landlord, as allocated to the leased premises by the Landlord. The Landlord shall allocate all such real property taxes levied or assessed against the lands and buildings comprising the Building of which the demised premises forms a part, firstly as between the premises intended for leasing and the common areas and facilities, and secondly with respect to the real property taxes so allocated to the premises intended for leasing, the Landlord shall make a further allocation of all such taxes as between each of the individual premises intended for leasing on such basis as the Landlord shall in its sole opinion deem applicable, having regard among other things, to the various

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Payments          5. All payments required to be made by the Tenant under or in respect of this Lease shall be made to the landlord at the Landlord's office at #510 25 Imperial Street, Toronto M5P1B9 or to such agent or agents of the Landlord or such other place as the Landlord shall hereafter form time to time direct in writing to the Tenant.

Deposits The Landlord hereby acknowledges receipt from the Tenant of the sum of $ 6,558.38 be applied (I) on account of all rentals including all additional rent as herein provided, payable by the Tenant, as security for the due performance by the tenant of all the covenants and obligations on its part herein contained, the Landlord hereby reserving unto itself, at its sole discretion, to apply such sum to any damages resulting from default by the Tenant of any of its covenants and obligations hereunder or towards the payment or reduction of any claim of the Landlord against the Tenant.

Additional
Rent 6. Any and all sums of money or charges required to be paid by the Tenant under this Lease shall be deemed and paid as additional rent, whether or not the same be designated as "additional rent" hereunder, or whether or not the same be paid to the landlord or otherwise, and all such sums shall become due with the next instalment of the monthly rent.

Rent and
Additional
past due 7. If the Tenant shall fail to pay , when the same is due and payable, any rent or additional rent, such unpaid amount shall bear interest form the due date thereof to the date of payment at the rate of two percent per month.


Tenant's
Covenants         8. THE TENANT COVENANTS WITH THE LANDLORD: (a) To pay rent and additional rent in the manner and at the times herein reserved

Business
Taxes (b) That in each and every year during the Term, the tenant shall pay as additional rent and discharge within 10 days after the same becomes due and payable all taxes, rates, duties and assessments and other charges that may be levied, rated, charged the or assessed against or in respect of all improvements, equipment and facilities of the Tenant on or in the leased premises and against payment for all loss, costs, charges and expenses, occasioned by or arising from any and all such taxes, levies, rates, duties assessments, licences fees and any and all taxes which may in the future be levied in lieu of such taxes and any loss, costs charges and expenses suffered by the Landlord may be collected by Landlord as rent with all rights of distress and otherwise as reserved to the Landlord in respect of rent in arrears. The Tenant further covenants and agrees that upon the request of the Landlord, the Tenant will promptly deliver to the Landlord for inspection receipts for payment of all taxes, rates, duties, assessments and other charges in respect of all improvements, equipment and (facilities?????) of the Tenant on or in the leased premises which were due and payable up to one month prior to such request, and will furnish such other information in connection therewith as the Landlord may reasonably require. Provided further, If the Tenant or any subtenant of the Tenant shall elect to have the demised premises or any part thereof assessed for separate school taxes, the Tenant shall pay to the Landlord, as additional rent, as soon as the amount of such separate school taxes is ascertained, any amount by which the amount of separate school taxes exceeds the amount which would have been payable for school taxes had such election not been made by the Tenant.

Realty
Taxes (c)(I) that the Tenant will, as additional rent, in each and every year during the Term and within the time or times hereinafter provided, pay to the Landlord or to the taxing authorities as the Landlord may direct, and discharge, all taxes, (including local improvement rates, impost charges or levies), rates, duties and assessments, whether general or special that may be levied, rated, charged or assessed against the leased premises or any part thereof,, form time to time by any taxing authority, whether federal, provincial, municipal, school or otherwise and any taxes payable by the Landlord which are imposed in lieu of or as a substitute for any ( ???) property taxes. The tenant agrees to provide the Landlord within ten days after demand therefor by the Landlord with a copy of any separate tax bills, and separate notices of assessment for the leased premises. The Tenant will, upon request, promptly deliver to the Landlord, receipts for payment of all such real property taxes paid to any such taxing authority, as aforesaid, and will furnish and deliver all such other information in connection therewith as the Landlord may reasonably require.

                  (ii) In the event that there shall not be a separate assessment for real property taxes made against the leased premises, the Tenant shall pay a share of such real property taxes (including local improvement rates) which may be levied or assessed by any lawful authority against the lands, buildings and improvements, including the outside common areas and facilities thereof,, forming part of the building within ten (10) days after demand therefor by the Landlord, as allocated to the leased premises by the Landlord. The Landlord shall allocate all such real property taxes levied or assessed against the lands and buildings comprising the building of which the demised premises forms a part, firstly as between the premises intended for leasing and the common areas and facilities, and secondly with respect tot he real property taxes so allocated to the premises intended for leasing, the Landlord shall make a further allocation of al such taxes as between each of the individual premises intended for leasing on such basis as the Landlord shall in its sole opinion deem equitable, having regard among other things, to the various uses of the premises intended for leasing comprising the Building and/or the cost of original construction of same, and subject at all times tot eh provisions of paragraph 8 (b) hereof. The Tenant shall pay its proportionate share (as hereinafter defined of all real property taxes so allocated to the common areas and facilities in accordance with the provisions of paragraph 9 hereof.

Payment of
Tenant's
Share             (iii) the amount payable by the Tenant pursuant to paragraph 8
                  (C) (ii) above may be estimated by the Landlord its share as so estimated, of such amount in monthly instalments in advance during such period, together with all other rental payments provided for in this Lease. Notwithstanding anything hereinbefore contained, if at the time when payment of the real property taxes (including local improvement rates), whether interim, instalment or final is due, the Landlord shall not have on deposit a sufficient sum to pay the full amount of such real property taxes, the Tenant shall forthwith, upon demand, pay,, as additional rent, its share, determined as aforesaid of the amount of any such deficiency to the Landlord. When the final tax bill in any year has been received, which relates to the period for which such estimated payments have been made by the Tenant, as aforesaid, the parties hereto agree to adjust all payments made by the Tenant on account of real property taxes in accordance with such final tax bill.

Utilities         (d)(I) That the Tenant shall be solely responsible for and shall promptly pay all charges for water, gas, electricity, telephone and other utilities used or consumed in, or any other charges levied or assessed on or in respect to, the leased premises, and for all fittings, machines, apparatus or other things leased in respect thereof, and for all work or services performed by any corporation or commission in connection with such public utilities Should the Landlord elect to supply water, gas, electricity, and/or sewer services for the building, or any other utility used or consumed, or to be used or consumed , in the leased premises, the Tenant shall purchase and pay for the same as additional rent payable on demand to the Landlord, at rates not in excess of public utility rates for the same service, if applicable In no event shall the Landlord be liable for, nor have any obligation with respect to, an interruption or cessation of, or a failure in the supply of any such utilities, services or systems, including, without limitation, the water and sewage systems, to the building or to the leased premises, whether or not supplied by the Landlord or others.

                  (ii) The Tenant shall be required prior to the commencement of the term to install its own separate meter(s) for the leased premises t its own expense, if so requested by the Landlord. In the event that separate meters are not installed for the leased premises, the Tenant shall pay its share of the total costs incurred by the Landlord in the supply of all utilities and services to the building, as reasonably and equitably determined by the Landlord, having regard, among other thins, to the Tenant's connected load and the then current applicable commercial rates for the municipality in which the leased premises is located, and the Tenant shall pay monthly, in advance with instalments of monthly rent, all such utility charges so applicable to the leased premises. Provided, notwithstanding anything herein contained to the contrary, if at any time during the Term or renewal the Landlord should determine in its sole discretion that the Tenant's use of any utility or service used or consumed on the premises is in any way unusual or of an excessive nature, the Landlord, may, at its option, but at the sole cost and expense of the Tenant, install in the demised premises a separate or submeter with resect to such utility or service, whereupon the tenant's cost in connection with such utility or service shall be determined in accordance with such separate meter or submeter.

RIDER #1

(Page 3, clause #8(e) Repairs)

         Landlord agrees and shall be responsible and liable for and shall repair all structural defects or weaknesses unless such damage has been caused by the Tenant or any other persons affiliated with the Tenant.


RIDER #2

(Page 3, clause #8(h) Heat)

         Notwithstanding any other provision of this lease, the parties thereto agree as follows: -

         The Tenant shall not be responsible for any major repairs or replacements of a capital nature to the heat exchanger or compressor (considered being major repairs) of the heating and air-conditioning systems. The Tenant is responsible for any other repairs to the said equipment, considered to be minor in nature. Provided that the Tenant enters into and maintains a contract (the "HVAC" Contract) with a licensed and reputable heating and air-conditioning contractor approved by the Landlord, which contract shall be in writing and approved by the Landlord, acting responsibly and shall include, without limitation, a provision requiring the maintenance and periodic inspections of not less than four (4) times per year of the heating and air-conditioning systems in the premises. The Tenant shall submit to the Landlord evidence satisfactory that all repairs recommended after such inspections have been made and that all payments required pursuant to the HVAC Contract have been paid. The Landlord will not be responsible for the replacement of any parts (minor and/or major) if the Tenants type of business and/or manufacturing causes damage to the said equipment.

Repairs (e) That the Tenant shall, at its sole cost and expense and at all times, keep and maintain the whole of the leased premises and every part thereof (including, without limitation, all entrances, glass, doors fixtures, equipment and appurtenances and improvements thereto) in good order and first class condition and shall promptly make all needed repairs and replaced thereto (reasonable wear and tear and damage by fire, lightening and tempest only excepted) and, without limiting the ???? of the foregoing, the Tenant shall keep the demised premises well painted, clean and in such condition as would a
                  careful...      ***SEE RIDER #!, PAGE 3-A

Entry by
Landlord (f) That it shall be lawful for the Landlord and its agent(s) at all reasonable times during the Term to enter the demised premises to inspect the condition thereof. Where an inspection reveals the repairs are necessary, the Landlord shall give and in ???? and workmanlike manner and to the satisfaction of the Landlord, so as to complete same within the time or times permitted for in the notice delivered by the Landlord as aforesaid. The failure by the Landlord to give notice shall not relieve the Tenant ???? neglects to repair promptly and to the reasonable satisfaction of the Landlord as required pursuant to the provisions of 8(e), hereof or in accordance with any notice received from the Landlord pursuant to the provisions of this part 8(f), the Landlord may, but shall not be obligated to, make such repairs without liability to the Tenant for any loss or damage which may occur to the Tenant's property or to the Tenant's business by reason thereof, and upon completion, the Tenant shall forthwith pay upon demand the Landlord's cost for making any such repairs plus a sum equal to 15% thereof to ???, as additional rent, in addition to the aforesaid the Tenant shall at its own expense arrange for a qualified service ??? to make annual inspections of the heating system and other mechanical apparatus included in the within lease at the com???? at its own expense and satisfactory evidence of same forwarded to the Landlord. The Tenant acknowledges that the demised premises are in good condition and repair at the date of commencement of the term hereby demised.

Leave
Premises
In good
Repair (g) and further, theat the Tenant will, at the expiration or sooner termination of the Term peaceably surrender and yield unto the Landlord the premises with all improvements, erections and appurtenances which at any time or times during the Tenancy shall be made, placed or erected therein or thereon, in good and substantial repair and condition, reasonable wear and tear , damage by fire, lightening and tempest only excepted, and the Tenant shall surrender all keys for the premises to the Landlord at the place then fixed for payment of rent and shall inform the Landlord of all combinations on locks, safes and vaults, ???? in the premises. The Tenant shall, however, if requested by the Landlord remove all improvements, erections, alterations at the cost and expense of the Tenant, and shall repair all damage to the leased premises caused by their installation and/or removal. The Tenant's obligation to observe and perform this covenant shall survive the expiration or sooner determination of the lease or any renewal thereof.

Heat (h) To heat the remises in a reasonable manner at its sole cost and expense with heating equipment supplied by the Landlord, and to maintain, keep in good order and repair, and replace, if necessary, at its own expense, the said heating equipment heating of the demised premises shall be maintained by the Tenant so as at all times to protect the demised premises and its contents from damage by cold or frost. ***SEE RIDER #2, PAGE 3-A.

Public
Orders (I) That the Tenant shall, at its sole cost and expense, comply with all provisions of law, including without limiting ??? generality of the foregoing, all requirements of all federal and provincial legislative enactments, by-laws and other governmental or municipal regulations now or hereafter in force which relate to the premises or to the making of any repairs, replacements, alterations, additions, changes, substitutions or improvements of or to the leased premises, and the Tenant will cooperate with all police, fire and sanitary regulations imposed by any governmental, provincial and municipal authorities or made by fire insurance underwriters and the Tenant shall observe and obey all governmental and municipal regulations and any other requirements governing the conduct of any business in the leased premises.

Assignment
and
Subleasing        (j)(i) That the Tenant will not assign this Lease in whole or in art, nor sublet all or any part of the Leased premises, nor mortgage or encumber this Lease or the leased premises of any part thereof, or suffer or permit the occupation of all or any ???? thereof by others, without the prior written consent of the Landlord in each instance, which consent shall not be unreasonably withheld, subject to the provisions of subparagraph (ii) of this paragraph 8. The consent by the Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. ????? operation of law. If this Lease shall be assigned, or if the leased premises or any part thereof shall be sublet aor occupied by a body other than the Tenant, the Landlord may collect rent form the assignee, subtenant or occupant, and apply the amount collected to the rent herein received, but no such assignment, subletting, occupancy or collection shall be deemed to be a waiver of this covenant or the acceptance of the assignee, subtenant or occupant as Tenant, or a release of the Tenant form the further performance by the Tenant of the covenants on the part of the Tenant herein contained. Notwithstanding an assignment or sublease, the Tenant shall remain jointly and severally liable on this Lease and shall not be relieved from performing any of the terms, covenants and conditions of this Lease. Any assignment of the Lease, if consented to by the Landlord, shall be prepared by the Landlord or its solicitors, and any and all legal costs with respect thereto shall be borne by Tenant. Any consent granted by the Landlord shall be subject to the Tenant causing any such assignee, sublessee or occupant to execute or indenture and covenant directly with the Landlord agreeing to be bound by all of the terms contained in this lease, as if such assignees, sublessee or occupant had originally executed this Lease as Tenant.

Landlord's
Option (ii) In the event the Tenant desires to assign, sublet or part with possession of all or any part of the lease premises, or transfer this lease in any other manner in whole or in part or any estate or interest therein, then so often as such event shall occur, the Tenant shall give prior written notice to the Landlord or such desire, specifying therein the name of the proposed assignee, transferee or subtenant and such other information as the Landlord may require, and the Landlord shall, within thirty days thereafter, notify the Tenant in written either, that: (I) it consents, or (ii) does not consent, as aforesaid, to the assignment subletting or parting with or sharing possession, as the case may be, or (iii) it elects to cancel this Lease in preference to the giving of such content. In the event, the Landlord elects to cancel this Lease, as aforesaid, the Tenant shall notify the Landlord in writing within 15 days thereafter of the Tenant's intention either to refrain from such assigning or subletting or parting with or sharing possession or to accept the cancellation of this Lease. Should the Tenant fail to deliver such notice within such period of 15 days, this Lease will thereby be terminated upon the expiration of said 15 day period.

Corporate
Ownership         (k) And further, that the Tenant shall not be entitled to
                  transfer or issue by sale, assignment, bequest, inheritance, operation of law, or other disposition or by subscription any party or all or the corporate shares of the Tenant or any associated, affiliate or subsidiary company or the Tenant so as to result in any change in the present effective voting control of the Tenant by party or parties holding such voting control at the date of this Lease, without first obtaining the written consent of the Landlord in each instance, which consent shall not be unreasonably withheld. In the event the Tenant does not obtain the written consent of the Landlord, as aforesaid, the Landlord may re-enter the leased premises at any time after such change in ???? by giving the Tenant 30 days prior written notice of such entry, whereupon the provisions of paragraph 12 hereof shall ????. The Tenant on request will furnish to the Landlord a sworn declaration as to the notice of the officers and directors of the tenant
                  Corporation.

Nuisance (l) That the Tenant will not do or omit to do or permit to be done or omitted anything upon or in respect of the demised premises, the doing or omission of which, as the case may be, shall be or result in a nuisance or menace to the Landlord or to the other tenants of the Building of which the demised premises form a part; and that as machinery shall be used on the leased premises which shall cause any undue vibration in or tot he premises, and if the Landlord or any other occupants of the Building shall complain that any machinery or operation thereof in or on the leased premises is a nuisance to it or them, as the case may be, upon receiving notice thereof, the Tenant will immediately abate such nuisance.

Insurance         (m)(I) That if the Tenant's use and occupation of the
                  premises, whether or not the Landlord has consented to same, cause any increase in premiums for fire and extended coverage insurance, rental, boiler, casualty and other types of
                  Insurance as may be carried by the Landlord form time to time in respect of the Building, the Tenant shall pay any such
                  increase in premiums as additional rent within ten days after bills for such additional premiums shall be rendered by the
                  Landlord. In determining whether such increased premiums are a result of the Tenant's use and occupancy of the leased
                  premises, a schedule issued by the organization making the insurance rates on the Building showing the various components of such rate, shall be conclusive evidence of the several
                  items and charges which make up such rate. The Tenant shall comply promptly with all requirements of the Canadian
                  Underwriters Association or of any insurer, now or hereafter in effect; pertaining to or affecting the leased premises. If any insurance upon the Building or any part thereof, shall be canceled or shall be threatened by the insurer to be canceled, or the coverage thereunder reduced in anyway by the insurer by reason of the use and occupation of the leased premises or any part thereof by the Tenant or by any assignee or subtenant of the Tenant or by anyone permitted by the Tenant to be upon the leased premises, and , if the Tenant fails to remedy the
                  condition ................... provisions of paragraph 12
                  hereof shall apply or, (ii) enter upon the leased premises and remedy the condition giving rise to such cancellation, threatened cancellation or reduction of the tenant shall forthwith pay the costs thereafter to the Landlord, which costs may be collected by the Landlord as rent and the Landlord shall not be liable for any damage injury caused to any property of the Tenant or of others located on the leased premises as a result of such entry.

                  (ii) The Tenant shall as soon as possible after the execution of this Lease provide the Landlord with a certificate of property damage and public liability insurance covering the Tenant and the Landlord in respect of the premises and its use and occupancy thereof and the common areas and facilities of the Building. Such property damage and public liability insurance policy is to be written on a comprehensive basis with limits of not less than $2 million or bodily injury to any one or more persons or property damages, or at such higher limits as the Landlord may reasonably require from time to time. Owners, ???? Investments Limited, "in Trust", are to be added as named insured

                  (iii) And further, the Tenant convent as and agrees, at its sols cost and expense, to replace any glass or other glass which has been broken or removed during the Term and will at all times keep the plate glass on the remises fully insured, pay the premiums therefor and provide the Landlord with a certificate of such plate glass insurance.

Cost of
Maintenance       9. (I) In each year of the Term, the Tenant will pay to the
                  Landlord, in addition to the rental specified in paragraph 4 hereof, as further additional rent, its proportionate share
                  (as hereinafter defined) of the Landlord's actual costs and expenses of maintaining and operating the Building and the common areas and facilities, such costs and expenses to include, without limitation: (I) the total annual costs and expenses of insuring the lands, buildings, improvements, equipment and insurance against loss of rental income or the earnings derived from the Building in the full amount of such rental income or earnings, real or anticipated and other property from time to time comprising the building and the common areas and facilities thereof, in such manner and in such companies and form, and with such coverage and in such amounts as the Landlord form time to time shall determine;
                  (ii) real property taxes (including school taxes and local improvement rates) and all business and other taxes, if any, from time to time payable by the Landlord levied or assessed against allocated by the Landlord pursuant to paragraph 8
                  (c)(ii) hereof, against or in respect of the common areas and facilities or against landlord, on account of its ownership thereof; (iii) the total costs of operating, maintaining, lighting, cleaning (including snow and removal and clearance) supervising, policing, landscaping, repairing and replacing all common areas and facilities, including without limitation, all monies paid to persons, firms or corporations employed by the Landlord to perform same; and (iv) all expenses incurred and paid by the Landlord in connection with the maintenance, repair, replacement, operation and management of the Building and services connected therewith, together with an administrative fee of 9 percent of such total annual costs and expenses, aforesaid.

                  (ii) The term "proportionate share: used in this paragraph 9 shall mean a fraction, the numerator of which is the rentable area of the demised premises (exclusive of any basement area) and the denominator of which is the etoal renaqble area of the buliding being: 1090 Aerowood Drive, Mississauga Ontario, of which the demised premises forms a ??????

                  (iii) The amount payable by the Tenatnt pursuant to this paragraph 9 may be estimated by the Landlord for such period or perods as the Landlord may determine, and the Tenatn agrees to pay to the Lnadlord its proportionate share as so estimate of such amount sin monthely instalments in advance during such peirod(s) together with all other rental payments provided for in this Lease. Notwithstanding the foregoing, as so as bills for all or any portion of the said amounts so estimated are received, the Landlord may bill the Tenatnt for its proportionate share thereof (less all amounts previously paid by the Tenat on the basis of the Lnadlord's estimate aforesaid which have not already been in applied) and the Tenant shall pay to the Lnadlord such amoutns so billed as addtional rent on demand. At the end of the perioud for which such estaimated payments have been made, the Lnadlord shall deliver to the Tenat a statement of the actual amounts and costs referrred to in this paragraph 9 and the determination of the Tenatn's proportionate hare thereof, and if necessary, an adjustment shallbe made between the parties hereto. If the Tenatn shall have paid in excess of such actual amounts, the excess sahll be refunded by the Lnadlord within a reasoanble period of time after delivery or the said statment if the amoutn the Tenatn has paid is less than such actual amounts, the Tenat agrees to pay to the Landlord any such extra amount or amounts with the next monthly payment of rent.

                  10. PROVIDED AND IT IS HEREBY EXPRESSLY AGREED:

Seizure
and
Bankruptcy        (a) That, in case, without the written consent of Lnadlord, the demised premises shall become and remain vacant or not used for a peirod of ten (10) days whiel the sme is suitable for use bythe Tenatn, or shall be used by any person other than the Tenatn, or in case the Term of any of the goods and chattels of the Tenat shall be at any time seized or taken in execution or in attachment by any creditor of the Tenatnt, or if th eTenatn shall make any assignment for the benefit of creditors or give any bill of sale without complying with The
                  Bulk Sales Act (Ontario) or become bankrupt or insolvent, or take the benefit of any Act now or hereafer in force ofr bankrupt or insolvent debtors or file any proposal or make an asignemtn ofr the benefit of credtiors or if a receiver is appointed for all or a portion of the Tent's property or if any order is made for the winding up of the Tenat, or if the Tenant shall make a sale in bulk, or, if the Tenatn abandons or attempts to abandon the leased premises or to seller dispose of any of the goods and chattels of the tenant or to remove them from the leased premises so that there would not in the event of such sale or disposal be sufficient goods on the leased premises subject to distress to satisfy all rentals due or accruing hereunder, or if the Tenant shall fail to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by the Tenant, or if re-entry is permitted under any other terms of this Lease, then, and in every such case, the then current mont's rent and the next ensuing three months' rent and additional rent shall immediately become due and payable, and , at the option of the Landlord this Lease shall cease and determine and the Term hereby demised shall immediately become forfeited and void, in which event, the Landlord may re-enter and take possession of the demised premises as though the Tenant or any occupant or occupants of the demised premises was or were holding over after the expiration of the Term without any rights whatsoever.

No
exceptions
for distress      (b) That, in consideration of the premises and of the
                  leasing and letting by the Landlord to the Tenant of the leased premises for the Term hereby created (and it is upon that express understanding that these present are entered into), and notwithstanding anything continued in Section 30 of Chapter 236 of the Revised Statutes of Ontario, 1970, or any other Statute subsequently passed to take the place of the said Act or to amend the same, none of the goods and chattels of the Tenant at any time during the continuance of the Term on the leased premises shall be exempt form levy by distress form rent in arrears by the Tenant as provided for by an Section or Sections of the said Act or any amendment or amendments thereto and that upon the any claim being made for such exemption by the Tenant or on distress being made by the Landlord, this covenant and agreement may be pleaded as an estoppel against the Tenant in any action brought to test the right to the levying upon any such goods as are named as exempted in said Section or Sections of the said Act or amendment or amendments thereto; the Tenant waiving as it hereby does all and every benefit that could or might have accrued to the Tenant under and by virtue of the said section or Sections of the said Act, or any amendment or amendments thereto but for this covenant.

Public
Liability         (c ) That the Landlord shall not be liable for any death or injury or damage to property of the Tenant or of others located on the leased premises, form any cause whatsoever, whether or not any such damage, loss or injury results form the negligence of the Landlord, its agents, servants or employees or other persons form whom it may be responsible.
                  Without limiting the generality of the foregoing, the Landlord shall not be liable for any injury or damage to persons or property resulting form fire, explosion, falling plaster, steam, gas, electricity, water, rain, snow or leaks form any part of the leased premises or from the pipes, appliances or plumbing works or from the roof, street or subsurface or form any other place or by dampness or by any cause or whatsoever nature. The Landlord shall not be liable for any such damage caused by other tenants or persons in the Building or by occupants of adjacent property thereto, or the public, or caused by operations in construction of any private, public or quasi-public work. All property of the Tenant kept or stored on the leased premises shall be so kept or stored at the risk of the tenant only and the Tenant shall hold the Landlord harmless form and against any claims arising out of damages to the same, including, subrogation claims by the Tenant's insurers.

Holding
Over (d) That if the Tenant shall continue to occupy the demised premises at the expiration of this Lease with or without the consent of the Landlord, and without any further written agreement, the Tenant shall be a monthly at the monthly rental herein reserved and otherwise on the terms and conditions herein set forth, except as to the length of tenancy.

Over-
Loading (e) That the Tenant will not bring upon the demised premises or any part thereof, any machinery, equipment, article or thing that by reason of its weight, size, or use might, in the opinion of the Landlord, damage the leased premises and will not at any time, overload the floors of the leased premises and that if any damage is caused to the leased premises, by any machinery, equipment article or thing or by overloading, or by any act, neglect or misuse on the part of the Tenant any of its servants, agents or employees, or any person having business with the Tenant, the Tenant shall forthwith repair the same or pay to the Landlord the cost of making good the same.

Overload
Facilities        ??????????????????? the leased premises and agrees that if any equipment installed by the Tenant shall require additional utility facilities, same shall be installed, if available, at the Tenant's sole cost and expense in accordance with plans and specifications to be approximated by the Landlord.

Appliance
Facilities        (g) That the plumbing facilities (if any) in the leased
                  premises shall not be used for any other purpose than that for which they are constructed, and not foreign substance or any kind shall be thrown therein, and the expense of any breakage, ???? or damage resulting from a violation of this provision shall be borne by the Tenant.

Indemni-
fication (h) That the Tenant will indemnify the Landlord and save it harmless from and against any and all loss (including ??? rentals payable by the Tenant pursuant to this Lease) claims, actions, damages, liabilities and expenses in connection with loss of life, personal injury or damage to property arising from or out of any occurrence in, upon, or, at the leased premises ????? the occupancy and use by the Tenant of the leased premises, or any part thereof, or occasioned wholly or in part by any act or omission of the Tenant, its agents, contractors, employees, servants, or invites or anyone permitted to be on the premises by the Tenant. In case the Landlord shall, without fault on its part, be made a party to any litigation, commenced by or against the Tenant, then, the Tenant shall protect and hold the Landlord harmless and shall pay all costs, expenses and reasonable legal fees incurred or paid by the Landlord in connection with such litigation. The Tenant shall also pay all costs, expenses and reasonable legal fees that may be incurred or paid by the Landlord in enforcing the covenants and agreements contained in this Lease, unless a Court shall otherwise award.

Repair
Where
Tenant
at Fault Fault (I) That in the event the Building, the common areas and facilities thereof, the leased premises, or any equipment, ???? or facilities contained therein, or, any other structural portions thereof require repair or become damaged or destroyed through the negligence, carelessness or misuse of the Tenant, its servants, agents, employees, contractors, or thorough it or in any way, stropping up or injuring the heating apparatus, water pipes, drainage pipes or other equipment or facilities or of the Building, the expenses of all such necessary repairs, replacements or alterations, plus a further 15% of the costs the shall be borne by the Tenant who will pay the same to the Landlord forthwith upon presentation of an account of such expenses incurred by the Landlord as aforesaid.

Refuse (j) That the Tenant will not use any outside garbage or other containers or allow any ashes, refuse, garbage or other litter or objectionable material to accumulate in or about the premises, and will at all times keep the said premises in a clean and ???? condition and shall immediately before the termination of the term, wash the floors, windows, doors and woodwork ???? premises, and further that it will not store, or cause to be stored outside of the premises any of its inventory, stock, in ???? or, raw materials.

Loading
and
Unloading         (k) That all loading and unloading of merchandise, supplies, materials, garbage and all other chattels shall be effected
                  ???? through or by means of such doorways or corridors as the Landlord shall designate, and shall be subject to all such rules regulations as the landlord shall promulgate in connection therewith from time to time.

Draperies         (l) That the Tenant will not place or ??? any drapes or other material upon the exterior or interior of the windows in ???
                  premises, without first obtaining the prior written consent of the Landlord, it being the intention of the Landlord, and the Tenant hereby acknowledges and agrees, that all drapes used by the tenants of the Building are to be of uniform material style and are to be complimentary to each other.

Demised
Premises (m) That whenever in this Lease reference is made to the leased premises, the premises, or the demised premises, it shall include all structures, improvements, equipment, systems and erections in or upon the demised premises or any part thereof from time to time.

Evidence
of Payment
by the Tenant     (n) That the Tenant shall from time to time at the request of the Landlord produce to the Landlord satisfactory evidence of the payment by the Tenant of all payments required to be made by the Tenant under this Lease.

Adjustment
of Taxes (o) That the taxes and local improvement rates and, where necessary, all other charges payable by the Tenant hereunder with respect of the first and last years of the Term shall be adjusted between the Landlord and the Tenant accordingly.

Tenant
Shall
Discharge
All Liens         (p) That the Tenant shall promptly pay all its contractor and materialmen and shall do any and all things necessary to minimize the possibilities of a lien attaching to the leased premises or to any or part of the Building and should any such lien be ???? or filed, the Tenant shall discharge the same forthwith (after notice thereof is given to the Tenant) at the Tenant's expense In the event the Tenant shall fail to cause any such lien to be discharged, as aforesaid, then, in addition to any other rights and remedy of the Landlord, the landlord may, but is shall not be obligated, discharged same by paying the amount claimed to be due into Court or directly to any such lien claimant and the amount so paid by the Landlord and all costs and expenses including solicitor's fees
                  ( on a solicitor and his client basis) incurred herein for the discharge of such lien shall be due and payable by the Tenant to the Landlord as additional rent on demand.

Fixtures
and
Removal
and Restoration
by Tenant         11. All alterations, decoration, additions and improvements made by the Tenant or made by the Landlord on the Tenant's behalf (other than the Tenant's trade fixtures) shall immediately become the property of the Landlord without compensation therefor to the Tenant. Such alterations, decorations, additions or improvements shall not be removed from the leased premises either during or at the expiration of the Term or sooner determination of the Lease, except that:

                  (I) The Tenant may at the end of the Term, if not in default, remove its trade fixtures;

                  (ii) The Tenant shall, at the end of the Term at its own cost remove all alterations, decorations, additions or improvements in or on the leased premises as the Landlord shall, at its option, require to be removed; and

                  (iii) The Tenant may remove its trade fixtures at the end of the Term and also during the Term in the usual normal course of its business, or if such trade fixtures become excess for the Tenant's purposes, or if the Tenant is substituting therefor new and similar trade fixtures, provided the Tenant is not in default and provided the Tenant first notifies the Landlord thereof.

                   The Tenant shall, in the case of every such installation or removal either during or at the end of the Term, make good any damage caused to the leased premises or to the Building by the installation or removal or any such alteration, decoration, addition or improvements.

Re-Entry 12. Proviso for re-entry by the Landlord on non-payment or rent or non-performance of covenants.

                  If the Landlord elects to re-enter, as herein provided, or if it takes possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time without terminating this lease make such alterations and repairs as may be necessary, in order to relet the leased premises, or any part thereof for such term or terms (which may be for a term or terms extending beyond the Term of this Lease) and at such rental or rentals and upon such other terms and conditions as the Landlord in its sole discretion may deem advisable; upon each such reletting all rental monies received by the Landlord from such reletting shall be applied, first, to the payment of any indebtedness other than rent ???? hereunder from the Tenant to the Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and solicitors fees and of the costs of such alterations and repairs; third, to the payment of all rentals due and unpaid hereunder; and the residue, if any, shall be held by the Landlord and applied in payment of future rent as the same as the same may become due and payable hereunder. If such rentals received from such reletting during any month shall be less than that to be paid during that month by the Tenant hereunder, the Tenant shall pay any such deficiency to the Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the leased premises by the Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to the Tenant. Notwithstanding any such reletting without termination, the Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should the Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from the Tenant all damages it has incurred or may incur by reason of such breach, including the cost of recovering the leased premised, reasonable solicitor's fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to the rent reserved in this Lease for the remainder of the stated Term over the then reasonable rental value as determined by the Landlord for the remainder or the stated Term, all of which amounts shall be immediately due and payable from the Tenant to the Landlord.

Expenses
and
Renewal of
Chattels 13. (I) In case suit shall be brought for recovery of possession of the leased premises, or, for the recovery of rent or any other amounts due under the provisional of this Lease, or, because of the breach of any other covenants herein contained on the part of the Tenant to be kept or performed, and a breach shall be established, the Tenant shall pay to the Landlord all expenses incurred therefor, including a reasonable solicitor's fee.

              Follow same for thirty (30 days in the same manner as is provided for in The Landlord and Tenant Act (Ontario).

              14. If the Tenant shall fail to pay, when due, any amounts or charges required to be paid pursuant to this Lease, the Landlord, after giving 5 days' notice in writing, to the tenant may, but shall not be obligated to, pay all or any part of the same for the account of the Tenant. If the Tenant shall be obligated to, pay all or any part of the same than payment of rent or other sums required to be paid pursuant to the terms of this Lease), the Landlord may from time to time after the giving of such notice as it shall deem sufficient, (or no notice in the case of an emergency) having regard from time to time after the giving of such notice as it shall deem sufficient, (or no notice in the case of an emergency) having regard to the circumstances applicable, perform or cause to be performed any of such covenants or obligations or any part thereof, and for such purpose may do such things as may be required, including without limitation entering upon the premises and doing such things upon or in respect of the premises or any part thereof as the Landlord may reasonable consider requisite or necessary. All expenses incurred and expenditures made by or on behalf of the Landlord under this paragraph 14, plus a sum equal to 15% thereof shall be additional rent hereunder and shall be paid by the Tenant upon demand. The Landlord shall have no liability to the Tenant for any loss or damage resulting from any such action by the Landlord, and entry by the Landlord under the provisions of this paragraph 14 shall not constitute a breach of the covenant for quiet enjoyment or an eviction.

              15. If the Tenant at the expiration or earlier termination of this Lease shall be in default under any covenant or agreement contained herein, the Landlord shall have a lien on all stock-in-trade, inventory, fixtures, equipment and facilities of the Tenant as security against loss or damage resulting from any such default by the Tenant, and the said stock-in-trade, inventory, fixtures, equipment or facilities shall not be removed by the Tenant until such default is cured, or as otherwise directed by the Landlord.

              16. If the Tenant shall be in default in the payment of any amounts or charges required to be paid pursuant to the terms of this Lease, they shall, if not paid when due, be collectible as rent with the next installment of rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charges at the time same becomes due and payable hereunder, or limit any other remedy of the Landlord. The Tenant covenants and agrees that the Landlord may at its option, apply any sums received from or due to the Tenant against any amounts due and payable hereunder in such manner as the Landlord, in its sole discretion sees fit.

              17. The Tenant acknowledges and agrees that it is intended that this Lease shall be a completely care-free net lease for the Landlord, and, except as expressly herein set out, that the Landlord shall not be responsible during the Term of the Lease for any costs, charges, expenses and outlays of any nature whatsoever arising from or relating to the leased premises or to the contents thereof, and the Tenant shall pay all charges, impositions, costs and expenses of every nature and kind relating to the leased premises, and the Tenant covenants with the Landlord accordingly.

              18. Upon the payment by the tenant of the rents herein provided and upon the observance and performance of all covenants, terms and conditions on the Tenant's part to be observed and performed, the Tenant shall peaceably and quietly hold and enjoy the leased premises for the Term hereby demised without hindrance or interruption by the Landlord, or any other person or persons lawfully claiming by, through or under the Landlord subject, nevertheless, to the terms and conditions of this Lease.

              19. The Landlord or its agents shall have the right to enter the demised premises at all times to examine the same, and to show them to prospective purchasers, lessees or mortgages and to make such repairs, alterations, improvements or additions to the leased premises or the Building as the Landlord may deem necessary or desirable, and the Landlord shall be allowed to take all material into and upon the leased premises which may be required therefor without the same constituting an eviction of the Tenant in whole or in part, and the rent received hereunder shall not abate while the said repairs, alterations, improvements or additions are being made due to loss or interruption of the business of the Tenant or otherwise, and the Landlord shall not be liable for any damage, injury or death caused to any person(s) or property of the tenant or others located on the leased premises as a result of such entry. During the six months prior to the expiration of the Term, the Landlord may exhibit the premises to prospective tenants or purchasers and place upon the leased premises the usual notices "To Let" or "For Sale" which notices the Tenant shall permit to remain thereon without molestation If the tenant shall not be personally present to which notices the Tenant shall permit to remain thereon without molestation If the Tenant shall not be personally present to open and permit an entry into the premises at any time when for any reason entry therein shall be necessary or permissible, the Landlord or its agents may enter toe same by a master key, or may forcibly enter the same, without rendering the Landlord or such agents liable therefor, and without in any manner effecting the obligations and covenants of this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon the Landlord any obligation, responsibility or liability whatsoever for the care, maintenance or repair of the premises or any part thereof, except as otherwise herein specifically provided.

              20. The Tenant will not make any repairs, alterations, replacements decorations or improvements to any part of the leased premises without first obtaining the Landlord's prior written approval. The Tenant shall submit to the Landlord details of the proposed work, such indemnification against liens, costs, damages and expenses as the landlord shall require and evidence satisfactory to the Landlord that the Tenant has obtained, at its expense, all necessary consents, licenses and inspections from all governmental authorities having jurisdiction. All such repairs, replacements, alterations, decorations or improvements by the Tenant to the leased premises approved of by the Landlord should be at the sole costs of the Tenant, shall be performed by competent workmen in good and workmanlike manner and shall be subject to the reasonable supervision of the Landlord. Any such repairs, replacements, alterations, decorations or improvements made by the Tenant without the prior written consent of the Landlord, or, which are not in accordance with the drawings and specifications approved by the Landlord, as aforesaid, shall, if requested by the Landlord, be promptly removed by the tenant at its expense and the leased premises restored to their previous condition. Provided, notwithstanding anything herein contained, no repair, alteration, addition, or improvement to the leased premises by or on behalf of the Tenant shall be permitted which may weaken or endanger the structure or adversely affect the condition or operation of the leased premises or the Building or diminish the value thereof.

              21. Provided, and it is hereby expressly agreed, that if and whenever firing the Term the Building of which the demised premises forms a part shall be destroyed or damaged by fire, lightning or such other perils as are insured against by the Landlord, then and in every such event;

              (a) If the damage or destruction to the Building renders 75% or more of the Building wholly unfit for occupancy or it is impossible or unsafe to use and occupy it, or if in the opinion of the Landlord the Building is damages or destroyed to such a material extent or the damage or destruction is of such a nature that the Building must be or should be totally or partially demolished, whether to be reconstructed in whole or in part or not, the Landlord may at its option, terminate the lease by giving to the Tenant notice in writing of such termination, in which event this Lease and the Term hereby demised shall cease and be at an end as of the date of such destruction or damage, and the rent and all other payments for which the Tenant is liable under the terms of this Lease shall be appointed and paid in full to the date of such destruction or damage.

              (b) If the damage or destruction is such that the portion of the Building hereby demised is rendered wholly unfit for occupancy or it is impossible or unsafe to use and occupy it, and if in either event, the damage, in the opinion of the Landlord, to be given to Tenant within ten days of the happening of such damage or destruction, then either the Landlord or the Tenant may within 5 days next succeeding the giving of the Landlord's opinion as aforesaid, terminate this Lease by giving to the other notice in writing of such termination, in which event this Lease and the Term hereby demised shall cease and be at an end as of the date of such destruction or damage and the rent and all other payments for which the Tenant is liable under the terms of this Lease shall be appointed and paid in full to the date of such destruction or damage in the event that neither Landlord or Tenant so terminate this Lease, then, the Landlord shall repair the portion of the Building hereby demised with all reasonable speed and the rent hereby reserved shall abate, to the extent of all Insurance recoveries received by the landlord, from the date of the happening of the damage until the damage shall be made good to the extent of enabling the Tenant to use and occupy the demised premises;

              (c) If the damage be such that the portion of the Building hereby demised is wholly unfit for occupancy or if it is impossible or unsafe to use or occupy it, but if in either event the damage, in the opinion of the Landlord, to be given to the Tenant within 10 days from the happening of such damage can be repaired with reasonable diligence within 120 days from the happening of such damage, then the rent hereby reserved shall abate, to the extent of all insurance recoveries received by the Landlord, from the date of the happening of such damage until the damage shall be made good to the extent of enabling the Tenant to use and occupy the demised premises and the Landlord shall repair the damage with all reasonable speed.

                 (d) If in the opinion of the Landlord the damage in that portion of the Building hereby demised can be made good as a said, within one hundred and twenty days (120) of the happening of such destruction or damage and the damage in that the portion of the Building hereby denied is capable of being partially used for the purposes for which it is her mixed, then until such damage has been repaired the rent shall abase in the proportion that the part of the portion of the ing hereby demised rendered unfit for occupancy bears to the whole of the said portion of the Building hereby demised the Landlord shall repair the damage with all reasonable speed.

                 (e) In the event the Landlord shall elect to repair, reconstruct or rebuild the Building of which the demised premises a part in accordance with the provisions of this paragraph 21, it is acknowledged and agreed by the Tenant that the Landlord shall be entitled in use plans and specifications and working drawings in connection therewith other than those used or original construction of the Building.

                 (f) The decision of the Landlord's architect as to the time within which the Building and/or the leased premises can or not be repaired, the state of tenant ability of the leased premises and/or the Building and as to the date on which the Landlord work of repair is completed, shall be timed and binding on the parties hereto.

ASSIGNMENT       22. The Landlord declares that it may assign its rights under
BY               this Lease to a lending Institution as collateral security loan
LANDLORD         to the Landlord and in the event that such an assignment is given and executed by the Landlord and notification is given to the Tenant by or on behalf of the Landlord it is expressly agreed between the Landlord and the Tenant that the Lease shall not be canceled or modified for any reason whatsoever except as provided for, anticipated or permitted by the terms of this Institution.

                 The Tenant covenants and agrees with the Landlord that it will, if and whenever reasonably required by the Landlord's consent to and become a party to any instrument relating to this Lease which may be required by or on behalf of any purchase bank or mortgages from time to time of the said premises provided always that the rights of the Tenant as hereinbefore our shall not be altered or varied by the terms of such instrument or document.

LIMITATION       23. The terms "Landlord" as used in this Lease shall, so far as
OF LANDLORD'S    the covenants and obligations on the part of the Landlord
LIABILITY        concerned, be limited to mean and include only the owner or owners at the time in question of the Building and in the circumstances, the then vendor or transferor, shall be automatically freed and relieved, from and after the date of transfer or circumstance, of all personal liability in respect of the performance of any covenants or obligations on the part of the Landlord contained in this Lease thereafter to be performed, provided that:

                 (a) Any funds in the hands of such Landlord or the then vendor or transferor at the time of such transfer, in which the tenant has an interest, shall be turned over to the purchaser or transferee and any amount then due and payable to the Tenant, the Landlord or the then vendor or transferor under any provision of this Lease shall be paid to the Tenant and,

                 (b) Upon any such transfer, the purchaser or transferee shall be deemed to have assumed, subject to the limitations of paragraph, all of the terms, covenants and conditions in the Lease contained to be performed on the part of the Landlord being intended hereby, that the covenants and obligations contained in the Lease on the part of the Landlord shall, see as aforesaid, be binding upon the Landlord, its successors and assigns, only during and in respect of their respective of ownership.

SIGNS 24. The Tenant will not paint, fix, display, or cause to be painted, fixed or displayed, any sign, picture, advertisement notice, lettering or designation on any part of the exterior or the interior of the leased premises without, in each instance, prior written approved of the Landlord. All signs executed by the Tenant with the Landlord's approval, as aforesaid, shall be nevertheless be of uniform size, lettering and location as the signs of all other tenants in the Building. Any such signs or other advertising material, as aforesaid, shall be removed by the Tenant at the termination of this Lease, and the Tenant shall promise to repair any and all damages caused by such removal. Provided, if the Landlord shall, in its sole discretion, desire to establish uniform sign policy to the tenants of The Building, then, the Tenant acknowledges and agrees that the Landlord, at its shall be entitled to erect all signs or other advertising material in or on the Building advertising the respective tenants' business operations therein including the tenant named herein. The cost of such sign and the installation and erection thereof be borne entirely by the Tenant and shall be payable on demand.

WAIVER OF        25. The waiver by the Landlord of any breach of any term,
BREACH           covenant or condition herein contained shall not be deemed be a waiver of such term, covenant or condition or any subsequent breech of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by the Landlord shall not be deemed to be a waiver of any preceding breach by the Tenant of any term, covenant or condition of this Lease, regardless of the Landlord's knowledge of preceding breach at the time of acceptance of such rent. No covenant, term or condition of this Lease shall be deemed to be been waived by the Landlord unless such waiver is in writing and signed by the Landlord.

NOTICES 26. Any notice, request or demand herein provided for or given hereunder if given by the Tenant to the Landlord shall sufficiently given if mailed by registered mail in the City of Toronto, Ontario postage prepaid, addressed to the Landlord 25 IMPERIAL STREET, STE. #510, TORONTO ONTARIO M.P. 1B9.

                 Any notice herein provided for or given hereunder if given by Landlord to Tenant shall be sufficiently given if delivered or mailed as aforesaid addressed to Tenant at the demised premises.

                 Any notice mailed as aforesaid shall be conclusively deemed to have been given on the next business day following day on which such notice is mailed as aforesaid. Either the Landlord or Tenant may at any time give notice in writing to other of any change of address of the party giving such notice and from and after the giving of such notice the address there specified shall be deemed to be the address of such party for the giving of such notices thereafter.

STATUS           27. Within ten (10) days after written request therefor by the
STATEMENT        Landlord, or in the event that upon any sale, assignment,
                 lease, or mortgage of the leased premises or the lands thereunder, by the Landlord, a status statement shall be required from the Tenant, the Tenant hereby agrees to deliver in the form supplied by the Landlord a certificate to any proposed mortgages or purchaser or to the Landlord, using (if such be the case) that:

                 (a) This Lease is unmodified and in full force and effect for if there have been any modifications, that this Lease is in full force and effect as modified and identify the modification agreements, if any), or if this Lease is not in full force and effect the certificate shall to state:

                 (b) The date of the commencement of the Term;


                 (c) The date to which the rent has been paid under this Lease; and,

                 (d) Whether or not there is any existing default by the Tenant in the payment of any rent or other sum of money under this Lease, and whether or not there is any other existing default by either party under this Lease with respect to which a of default has been served, and if there is any such default, specifying the nature and extent thereof.

SUBORDINATION    28. This Lease and all of the rights of the Tenant hereunder are, and shall at all times, be subject and subordinate to and all mortgages, trust deeds or the charge or lien resulting from any other method of financing or refinancing or any renewals or extensions thereof, now or hereafter in force against the lands, buildings and Improvements comprising the Building upon the request of the Landlord, the Tenant will subordinate this Lease and all of its rights hereunder in such form or as the Landlord may require to any such mortgage or mortgages, trust deeds or the charge or lien resulting from any other method of financing or refinancing and to all advances made or hereafter to be made upon the security thereof, and will, requested, attorn to the holder thereof. No subordination by the Tenant shall have the effect of permitting the holder of mortgage or charge or other security to disturb the occupation and possession by the Tenant of the leased premises so long as the Tenant shall perform all of the terms, covenants, conditions, agreements and provisions contained in this Lease and so long as the Tenant executes contemporaneously, a document of attornment required by any such mortgages or other encumbrances.

PARKING 29. Subject to the provisions hereinafter contained, the Tenant shall have the right, at all times, with others entitled thereof to the use of the common driveways and parking areas appurtenant thereto, as more particularly shown on the sketch annex hereto and marked Schedule "A", provided that the Landlord shall have the right at all times:

                 (a) In respect of the common driveways and parking areas, including without limitation, the right to change the location layout of the parking areas; and,

                 (b) To designate such portion or portions of the parking area for utilization by tenants other than the Tenant here time to time.

                 Notwithstanding anything herein contained to the contrary, the Landlord shall be entitled to do and perform all changes, improvements, or alterations in and to the common areas and facilities, including without limitation , the areas as in the use of good business judgment, the Landlord shall from time to time determine to be advisable with and improve the use thereof by the Tenant and other tenants of the Building, and their respective agents, employees and customers.

IMPOSSIBILITY    30. It is understood and agreed that whenever and to the extent
OF               that the Landlord or the Tenant shall be unable to fulfill or
PERFORMANCE      shall laid or restricted in the fulfillment of any obligation hereunder in respect of the supply or provision of any service or the doing of any work or the making of any repairs by reason of being unable to obtain the material, goods, equipment, service or labour required to enable it to fulfill such obligation, or by reason of any statute, law, order in council, or a stipulation or Order passed or made pursuant thereto or by reason of the Order or Direction of any administrator, comp board, governmental department or officer, or other authority, or by reason of not being able to obtain any permissible authority required thereby, or by reason of any other cause beyond its control, whether of there foregoing character or Landlord or the Tenant, as the case may be, shall be relieved from the fulfillment of such obligation, and the other party shall not be entitled to any compensation for any convenience, nuisance or discomfort thereby occasioned.

MISCELLANEOUS    31. The Landlord and tenant agree:
SUCCESSORS
AND ASSIGNS      (a) All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the general respective permitted heirs, executors, administrators, successors and assigns of the said parties; and if there shall be more than one Tenant, they shall be bound jointly and severely by the terms, covenants and agreements herein. No rights, however shall enure to the benefit of any assignee of the Tenant unless the assignment to such assignee has been approved by the lord in writing as provided in paragraph 8 (j) hereof.

ACCORD AND       (b) No payment by the tenant or receipt by the Landlord of a
SATISFACTION     lesser amount than the monthly rent herein stipulated be
                 deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any or any letter accompanying any cheque or payment as rent be deemed an accord and satisfaction, and Landlord may such cheque or payment without prejudice to the Landlord's right to recover the balance of such rent or pursue any remedy in this Lease provided.

ENTIRE           (c) This Lease and the Schedules and Riders, if any, attached
AGREEMENT        hereto and forming a part hereof, together with the and
                 regulations promulgated by the Landlord, from time to time, set forth all the covenants, promises, agreements, conditions and understandings between the landlord and the Tenant concerning the leased premises and there are no covenants, promised in otherwise provided, no subsequent alteration, amendment, charge or addition to this Lease shall be binding upon the Landlord or the Tenant unless in writing and signed by each of them.

CAPTIONS AND     (d) The captions, section numbers, article numbers, and Index
SECTION          appearing in this Lease are inserted only as a matter of
NUMBERS          convenience and in no way define, limit, construe or describe nor in any way affect this Lease.

EXTENDED         (e) The word "Tenant" shall be deemed to include the word
MEANINGS         "lessee" and shall mean each and every person or party
                 mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or omitted by the terms of this Lease may be given by or to any one thereof, and shall have the same force and effect as if given or to all thereof. Any reference to "Tenant" shall include, where the context allows, the servants, employees, agents, invitees of the Tenant and all others over whom the Tenant exercises control. Wherever the word Landlord is used in this Lease it shall be deemed to include the word "lessor" and to include the Landlord and its duly authorized representatives. The "hereof", herein", hereunder", and similar expressions used in any section or subsection relate to the whole of this Lease and not to that section or that subsection only, unless otherwise expressly provided.

                 The use of the neuter singular pronoun to refer to the Landlord or the Tenant shall be deemed a proper reference though the Landlord or the Tenant may be an individual, a partnership, a corporation, or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural where there is more than one Landlord or Tenant and to either corporations, associations, partnerships, or individuals, male or females, shall in all instances be assumed as though in each case fully expressed.

PARTIAL          (f) In any term, covenant or condition of this Lease or the
INVALIDITY       application thereof to any person or circumstance shall, to extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to sons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and term, covenant or condition of this Lease shall be valid and enforced to the fullest extent permitted by law.

REGISTRATION     (g) The Tenant shall not register this Lease without the
                 written consent of the Landlord. However, upon the request either party hereto, the other party shall join in the execution of a memorandum or so-called "short form" of this Lease the purposes of registration. Said memorandum or short form of this Lease shall only describe the parties, the leased premises and the Term of this Lease, and shall be prepared by the Tenant's solicitors, shall be subject to the approval of the Landlord and its solicitors and shall be registered at the Tenant's expense.

EXPROPRIATION    (h) (I) If the Premises or any part thereof shall be
                 expropriated by any competent authority then, including the case of a sale by the Landlord to an authority with the power to expropriate, then, -

                 A. Landlord and tenant shall co-operate with each other so that Tenant may receive such award to which it is entitled in law for relocation costs, business interruption, and the in law for relocation costs, business interruption, and the value of leasehold improvements paid for by Tenant and the amortized portion, if any, of leasehold improvements paid for by Landlord, and so that Landlord may receive the maximum award to which it may be entitled in law for all other compensation arising fro such expropriation including, without limitation, all compensation for the value of Tenant's leasehold interest in the Premises;

                 B. except for such compensation to which Tenant shall be entitled as aforesaid, all Tenant's other rights in respect of such expropriation are hereby assigned to Landlord, and within ten (10) days after request by Landlord Tenant shall execute such further documents as requested by Landlord to give effect to such assignment, failing which Landlord is hereby irrevocably appointed, pursuant to the Powers of Attorney Act
                 (Ontario) . . . . Tenant's attorney to do so on behalf of
                 Tenant and in its name; and

                 C. Landlord shall have the option, to be exercised by written notice to Tenant, to terminate this Lease, effective on the date the expropriating authority takes possession of the whole or any portion of the Premises.

                 (ii) If the whole or any part of the Project shall be expropriated, then subject to the foregoing provisions respecting expropriation of the Premises;

                 A. All compensation resulting from such expropriation shall be the absolute property of Landlord and all of Tenant's rights, if any, to any such compensation are hereby assigned to Landlord and within ten (10) days after request by Landlord Tenant shall execute such further documents as requested by Landlord to give effect to such assignment, failing which Landlord is hereby irrevocably appointed, pursuant to the Powers of Attorney Act (Ontario), Tenant's attorney to do so on behalf of Tenant and in its name; and

                 B. if the expropriation of part of the Project is such as to render undesirable, in Landlord's reasonable opinion, the continuing operation of the portion of the Project in which the Premises are situate, Landlord shall have the right to terminate this Lease as of the date the expropriating authority takes possession of all or any portion of the Project.

GOVERNING        (h) This Lease shall be construed and governed by the
LAW              Province of Ontario.

TIME OF          (i) Time shall be of the essence of this Lease and of THE
part hereof.     ESSENCE every

POST-DATED       (j) The Tenant hereby covenants and agrees to deliver to the
CHEQUES          Landlord a series of post-dated cheques for the aforesaid rent and other payments herein reserved for the balance of the year and thereafter on or before December 15th in each year for those payments falling due during the following year; it being hereby agreed and understood that the acceptance of such cheques by the Landlord is only to facilitate collection of the said payments and in no way shall be deemed to derogate any rights given to the Landlord hereunder, nor be pleaded as an estoppel to any such rights.


                            IN WITNESS WHEREOF the parties hereto have duly
                 executed these presents this 11th day of August, 1995.



                                                 GEARY INVESTMENTS LIMITED
SIGNED, SEALED AND DELIVERED
in the presence of                 )
                                   )
                                   )
                                   )  per: /s/ Henry G. Goodman
                                   )      ---------------------------------
                                   )       Henry G. Goodman, President
                                   )
                                   )  per:
                                   )      ---------------------------------
                                   )  LESSOR



                            IN WITNESS WHEREOF the parties hereto have duly
              executed these presents this ---- day of -------, 19--.

SIGNED, SEALED AND DELIVERED
in the presence of

                                                 IKS CANADIAN KNIFE & SAW LTD.
                                   )
                                   )  per: /s/ Bernd Esgen, Vice President
                                   )      ---------------------------------
                                   )
                                   )
                                   )  per:
                                   )      ---------------------------------
                                      LESSEE

1090 AGROWOOD DRIVE, MISSISSAUGA ONTARIO





                                   [DIAGRAM]

                                  SCHEDULE "B"

                              RULES AND REGULATIONS


1. All garbage and refuse of the Tenant shall be kept inside the demised premises in the kind of containers specified by the Landlord, and shall be prepared and placed for collection in the manner and at the times and places specified by the Landlord. If the Landlord shall provide or designate a service for picking up refuse and garbage, the tenant shall use same at the Tenant's cost. The Tenant shall pay the reasonable cost of removal of any of the tenant's refuse, garbage and other waste material.

2. No pallets or other materials belonging to the Tenant shall be stored outside at any time. Such pallets and materials will be removed by the Landlord at the sole expense of the Tenant.

3. The Tenant and its employees shall not in any way interfere with or annoy any other Tenant or occupant of the building in which the demised premises are situated or those having business with it.

4. No person shall use the demised premises or any part thereof for sleeping quarters and/or for residential apartment or for any immoral or unlawful purpose.

5. No vehicles are to be parked in the front or back of the building after normal working hours. Such parking shall be allowed only if the owner of the vehicle is in its premises.

6.       There shall be no animals of any kind in or on the said premises.

         Exhibit 1 to Industrial Multiple Tenancy Lease ("Lease") made the 14th day of June, 1995 between GEARY INVESTMENTS
         LIMITED "IN TRUST" ("Landlord") AND IKS CANADIAN KNIFE
         & SAW LTD. ("Tenant")
         --------------------------------------------------------------

         This Exhibit 1 contains amendments to certain provisions of the aforementioned Lease and form part of the Lease. In the event of any inconsistency between the provisions of the Lease and this Exhibit, the provisions of this Exhibit shall take precedence and govern.

(a) Paragraph 8(e) of the Lease is amended by adding the following additional sentence:

         "Notwithstanding the foregoing, the Tenant shall not be required to effect repairs of a structural nature unless such repairs are occasioned by the negligence or willful misconduct of the Tenant".

(b)      Paragraph 8(f) of the Lease is amended as follows:

         (i)      The first sentence is deleted and replaced by the following:

                  "That it shall be lawful for the Landlord and its agent(s) at all reasonable times during the Term to enter the demised premises to inspect the condition thereof upon 24 hours' notice to the Tenant except in the case of an emergency in which case short notice or no prior notice shall be necessary provided the Tenant is advised of any such entry as soon as practicable thereafter."

         (ii) The second to last sentence of paragraph 8(f) of the Lease is deleted and replaced by the following:

                  "Any repairs or replacements called for by such inspections for which the Tenant is responsible shall be carried out by the Tenant at its own expense and satisfactory evidence of same shall be forwarded to the Landlord. If the recommendations of the aforementioned service company as to proper maintenance and operation of the heating system and other mechanical apparatus have been followed by the Tenant, the Tenant shall not be required to replace said system or equipment, should such action become necessary, during the term hereof or upon termination of this lease."

         (iii) The following additional sentence is added to paragraph 8(f) of the Lease:

                  "Notwithstanding any other provision of this paragraph 8, the Landlord shall be liable to the Tenant for any loss, costs or damage suffered or incurred by the Tenant as a result of the Landlord's negligence or wilful misconduct. The Tenant's liability with respect to the heating equipment shall be as set out above and in paragraph 8(h) below.

(c) Paragraph 8(h) of the Lease is amended to provide that the Tenant's obligation to replace heating equipment shall be as set out in paragraph 8(f) of the Lease.

(d) Notwithstanding any provision to the contrary in paragraphs 10(c) and 14 of the Lease, the Landlord shall be liable to the Tenant for any loss, costs or damage suffered or incurred by the Tenant as a result of the Landlord's negligence or wilful misconduct.

(e) Paragraph 19 of the Lease is amended by adding the words "upon reasonable prior notice" after the word "premises" in line 1.

(f) Not withstanding any provision of paragraph 19 of the Lease to the contrary, if, as a result of making any repairs, alterations, improvements or additions the Tenant is only able to use a portion of the demised premises for any period of time, the rent payable hereunder shall abate in substantially the same manner as provided for in paragraph 21(d) of the Lease during such period.

(g)      Page 2, Section 5 (Deposit) the following is added at the end of
         Section 5.

"Upon termination of this lease, and upon compliance by the Tenant with the covenants herein, the balance of the deposit shall be returned to the tenant."